                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          INVESCO SECTOR FUNDS, INC.
                (formerly, INVESCO Strategic Portfolios, Inc.)
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1) Title of each class of securities to which transaction applies:

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        2) Aggregate number of securities to which transaction applies:

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        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

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        5) Total fee paid:

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[_]     Fee paid previously with preliminary materials.

[_]     Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:___________________________________________
        2) Form, Schedule or Registration Statement No.:_____________________
        3) Filing Party:_____________________________________________________
        4) Date Filed:_______________________________________________________

[INVESCO LOGO APPEARS HERE]                                 INVESCO Energy Fund
                                            INVESCO Environmental Services Fund
                                                INVESCO Financial Services Fund
                                                              INVESCO Gold Fund
                                                   INVESCO Health Sciences Fund
                                                           INVESCO Leisure Fund
                                               INVESCO Technology Fund--Class I
                                              INVESCO Technology Fund--Class II
                                                         INVESCO Utilities Fund
                                  (each a series of INVESCO Sector Funds, Inc.)
                                                                 March 23, 1999
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Dear Shareholder:

  The attached proxy materials seek your approval to liquidate the assets of the INVESCO Environmental Services Fund ("Environmental Services Fund"), to make certain changes to the fundamental investment restrictions of each series of INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) ("Sector Funds"), to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund. Shareholders of Environmental Services Fund will be asked to approve the proposals to change the Fund's fundamental investment restrictions, to elect directors and to ratify the appointment of PricewaterhouseCoopers LLP only if the proposal to liquidate that Fund's assets is not approved by shareholders.

  Your board of directors unanimously recommends a vote FOR all proposals. The liquidation of the Environmental Services Fund has been approved by the board of directors (please see the separate letter addressed to you about the proposed liquidation). The changes to the fundamental investment restrictions of each series of Sector Funds have been approved by the board of directors in order to simplify and modernize Sector Funds' fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed liquidation of the Environmental Services Fund, and the proposed changes to fundamental investment restrictions and the other matters you are being asked to vote upon.

  Your vote is important no matter how many shares you own. Voting your shares early will permit Sector Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                       Very truly yours,
                                       /s/ Mark H. Williamson
                                       ----------------------
                                       Mark H. Williamson
                                       President
                                       INVESCO Sector Funds, Inc.
9962

                                                            INVESCO ENERGY FUND
                                            INVESCO ENVIRONMENTAL SERVICES FUND
                                                INVESCO FINANCIAL SERVICES FUND
                                                              INVESCO GOLD FUND
                                                   INVESCO HEALTH SCIENCES FUND
                                                           INVESCO LEISURE FUND
                                               INVESCO TECHNOLOGY FUND--CLASS I
                                              INVESCO TECHNOLOGY FUND--CLASS II
                                                         INVESCO UTILITIES FUND
                                  (each a series of INVESCO SECTOR FUNDS, INC.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MAY 20, 1999

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To The Shareholders:

  NOTICE IS HEREBY GIVEN that a special meeting of shareholders of INVESCO Energy Fund, INVESCO Environmental Services Fund, INVESCO Financial Services Fund, INVESCO Gold Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Technology Fund--Class I, INVESCO Technology Fund--Class II, INVESCO Utilities Fund (each a "Fund" or collectively the "Funds"), each a series of INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) ("Sector Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

   1. To approve a Plan to liquidate the assets of the INVESCO Environmental Services Fund and terminate the Fund;

   2. To approve certain changes to the fundamental investment restrictions of each of the Funds;

   3. To elect directors of Sector Funds;

   4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

   5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a Fund at the close of business on March 12, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                        By order of the Board of Directors,
                                        /s/ Glen A. Payne
                                        -----------------
                                        Glen A. Payne
                                        Secretary

March 23, 1999
Denver, Colorado

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To voted via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

   Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                                            INVESCO Energy Fund
                                            INVESCO Environmental Services Fund
                                                INVESCO Financial Services Fund
                                                              INVESCO Gold Fund
                                                   INVESCO Health Sciences Fund
                                                           INVESCO Leisure Fund
                                               INVESCO Technology Fund--Class I
                                              INVESCO Technology Fund--Class II
                                                         INVESCO Utilities Fund
                                  (each a series of INVESCO Sector Funds, Inc.)
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                            7800 East Union Avenue
                            Denver, Colorado 80237
                          (Toll Free) 1-800-646-8372

                                Proxy Statement
                        Special Meeting of Shareholders
                                 May 20, 1999

                              VOTING INFORMATION

  This Proxy Statement is being furnished to shareholders of INVESCO Energy Fund ("Energy Fund"), INVESCO Environmental Services Fund ("Environmental Services Fund"), INVESCO Financial Services Fund ("Financial Services Fund"), INVESCO Gold Fund ("Gold Fund"), INVESCO Health Sciences Fund ("Health Sciences Fund"), INVESCO Leisure Fund ("Leisure Fund"), INVESCO Technology Fund--Class I ("Technology Fund--Class I"), INVESCO Technology Fund--Class II ("Technology Fund--Class II"), and INVESCO Utilities Fund ("Utilities Fund") (each a "Fund" or collectively the "Funds"), each a series of INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) ("Sector Funds"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors of Sector Funds ("Board") for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

  For each Fund, one-third of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign, and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Sector Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

  As of the Record Date, each Fund had the following shares of common stock outstanding: Energy Fund 12,191,940.366; Environmental Services Fund 1,701,527.239; Financial Services Fund 48,721,767.407; Gold Fund 53,706,032.770; Health Sciences Fund 27,384,730.905; Leisure Fund
9,362,695.169; Technology Fund--Class I 6,484,235.382; Technology Fund--Class II 31,885,828.673; and Utilities Fund 11,537,544.787. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc., ("INVESCO") the investment adviser and transfer agent of the Funds, and half by each Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), which will not receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $314,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

  Copies of Sector Funds' most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

  Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of any Fund. Directors and officers of Sector Funds own in the aggregate less than 1% of the shares of each Fund.

  Vote Required. Approval of Proposal 1 to liquidate and terminate Environmental Services Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment

Company Act of 1940, as amended ("1940 Act"). This means that Proposal 1 must be approved by the lesser of (1) 67% of the Environmental Services Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of the Environmental Services Fund's outstanding shares. Approval of Proposal 2 with respect to a Fund also requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund. A plurality of the votes cast at the Meeting is sufficient to approve Proposal
3. Approval of Proposal 4 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of a Fund or the Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

         PROPOSAL 1: TO APPROVE A PLAN OF LIQUIDATION AND TERMINATION
             ("LIQUIDATION PLAN") FOR ENVIRONMENTAL SERVICES FUND
                (ENVIRONMENTAL SERVICES FUND SHAREHOLDERS ONLY)

The Proposed Liquidation and Termination

  The Board believes that liquidating Environmental Services Fund's assets and terminating its existence would be in the Fund's shareholders' best interests. Accordingly, the Board, including all of its directors who are not "interested persons," as that term is defined in the 1940 Act, of Sector Funds ("Independent Directors"), adopted the proposed Liquidation Plan, which provides for liquidating Environmental Services Fund's assets, distributing the proceeds thereof to its shareholders pro rata, and terminating the Fund's existence. A copy of the Liquidation Plan is attached to this proxy statement as Appendix B.

  Environmental Services Fund commenced operations on January 2, 1991. For the fiscal years ended October 31, 1994, through October 31, 1998, various Environmental Services Fund expenses were voluntarily absorbed by its investment adviser, INVESCO. Notwithstanding the expense reduction measures taken by INVESCO, Environmental Services Fund has experienced limited asset growth. In addition, Environmental Services Fund has experienced uneven returns over the last several years and net asset reductions over the past fiscal year. INVESCO and Environmental Services Fund's distributor, INVESCO Distributors, Inc. ("IDI"), have come to believe that it is unlikely that the Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing Environmental Services Fund's small asset base, INVESCO and IDI submitted to the Board a proposal to liquidate and terminate the Fund.

  At a meeting held on February 3, 1999, the Board considered and unanimously approved the Liquidation Plan, subject to shareholder approval. The liquidation of Environmental Services Fund may be effected only on the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

Consideration by the Board

  In evaluating the proposed liquidation and termination of Environmental Services Fund, the Board considered a number of factors, including the amount of the Fund's total assets, its expense ratio (absent the absorption of expenses mentioned above), and the likelihood that additional sales of Fund shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also considered INVESCO's representation that it is not prepared to continue to waive its advisory fee and absorb the expenses associated with managing Environmental Services Fund at its current low level of assets indefinitely, but will do so pending the Fund's liquidation and termination. Based on consideration of the foregoing, and other factors they deemed relevant, the Board (including all of its Independent Directors) approved the liquidation and termination of Environmental Services Fund, subject to shareholder approval.

  If the Liquidation Plan is not approved by the shareholders, Environmental Services Fund will continue to operate as a series of Sector Funds (but without INVESCO's advisory fee waiver and absorption of expenses). The Board thus is asking Environmental Services Fund's shareholders to approve certain changes to the Fund's fundamental investment restrictions, to elect directors of Sector Funds, and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund, as set forth in Proposals 2, 3, and 4, respectively.

Description of the Liquidation Plan

  Under the Liquidation Plan each shareholder's interest in Environmental Services Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of Environmental Services Fund will be closed. Thereafter, all assets of Environmental Services Fund not already held in cash or cash equivalents will be liquidated. The Liquidation Plan provides that, as soon as reasonably practicable after that date, the distribution of Environmental Services Fund's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of Environmental Services Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of Environmental Services Fund assets not sold prior to the first liquidating distribution, and any other miscellaneous Fund income.

  The date or dates on which Environmental Services Fund will pay the liquidating distributions and on which the Fund will be liquidated have not been determined, but it is anticipated that, if the Fund's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practical after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

  The Liquidation Plan will not affect a shareholder's right to redeem his, her, or its Environmental Services Fund shares. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in Environmental Services Fund's current prospectus without waiting for the Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out its purposes. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to Environmental Services Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

  Under the Liquidation Plan, Environmental Services Fund will be responsible for one-half of the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence, and INVESCO will be responsible for the balance of those expenses.

Federal Income Tax Consequences

  The following summary provides general information regarding the federal income tax consequences to Environmental Services Fund resulting from its liquidation and termination and to its shareholders on their receipt of liquidating distributions from the Fund. Environmental Services Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from Environmental Services Fund.

  As discussed above, if the Liquidation Plan is approved by its shareholders, Environmental Services Fund will sell its assets and distribute the proceeds to them. Environmental Services Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and thus will not be taxed on any of its net gain realized from the sale of its assets.

  A shareholder who receives a liquidating distribution in cancellation and redemption of his, her, or its Environmental Services Fund shares will be treated as having sold those shares for the amount of the liquidating distribution. The shareholder will recognize gain or loss on that sale measured by the difference between his, her, or its adjusted tax basis for the shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that Environmental Services Fund is required to withhold 31% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number.

  The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Environmental Services Fund shares generally will not be treated as a taxable event to the IRA beneficiary. However, some IRAs that hold Environmental Services Fund shares may have been established with custodians that may not reinvest the liquidation distribution proceeds, but instead must immediately distribute those proceeds to the IRA beneficiary. Those distributions could have adverse tax consequences for the beneficiaries of such IRAs, who are urged to consult with their own tax advisers regarding the tax consequences of those distributions.

  Required Vote. Approval of the Liquidation Plan requires the affirmative vote of the lesser of (1) 67% of Environmental Services Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2:TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                                   THE FUNDS

  As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board of Sector Funds without shareholder approval.

  Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, they have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board of Sector Funds has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make the Funds' fundamental restrictions more uniform with those of the other INVESCO Funds.

  The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental investment restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in each Fund.

  The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

  If approved by the Funds' shareholders at the Meeting, the proposed changes to the Funds' fundamental restrictions will be adopted by each Fund. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. Shareholders of the Environmental Services Fund will be asked to approve changes to that Fund's fundamental restrictions only if those shareholders do not approve the liquidation proposal set forth in Proposal 1 above. Shareholders of Technology Fund--Class I are only being asked to approve the changes to the fundamental restrictions set forth in Proposal 2(g) and (n) below. None of the other proposed changes to the fundamental restrictions are applicable to Technology Fund--Class I shareholders.

a. Modification of fundamental restriction on the issuance of senior securities

  Each Fund's current fundamental restriction on the issuance of senior securities is as follows:

   The Fund may not issue senior securities as defined in the 1940 Act (except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666).

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

   The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

  The primary purposes of the proposal are to eliminate differences in the wording of the INVESCO Funds' current restrictions on the issuance of senior securities for greater uniformity, to eliminate any unnecessary limitations and to conform the restriction to 1940 Act requirements regarding the issuance of senior securities. The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued, and is no more limiting than is required by the 1940 Act, will maximize each Fund's flexibility for future contingencies and will conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

b. Modification of fundamental restriction on borrowing and adoption of non-fundamental restriction on borrowing

  Energy Fund, Environmental Services Fund, and Gold Fund each currently has the following fundamental restriction on borrowing:

   The Fund may not mortgage, pledge or hypothecate fund securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding, with respect to [the Fund], 33 1/3% of the value of the Fund's total assets, i.e. its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed the relevant 33 1/3% limitation by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the relevant 33 1/3% limitation. The Fund will not purchase additional securities while any borrowings on behalf of the Fund exist.

  Financial Services Fund, Health Sciences Fund, Leisure Fund, Technology Fund--Class II, and Utilities Fund each currently has the following fundamental restriction on borrowing:

   The Fund may not mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding with respect to [the Fund] 10% of the value of the Fund's total assets, i.e., its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed the relevant 10% limitation by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the relevant 10% limitation. The Fund will not purchase additional securities while any borrowings on behalf of the Fund exist.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  The primary purpose of the proposal is to standardize each Fund's fundamental borrowing limitation to conform to other INVESCO Funds and to the 1940 Act requirements for borrowing. Currently, each Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act. The proposal eliminates the fundamental nature of the restrictions on the purposes for which a Fund may borrow money and, in the case of Financial Services Fund, Health Sciences Fund, Leisure Fund, Technology Fund--Class II, and Utilities Fund, it increases from 10% to 33 1/3% the amount those Funds may borrow as a percentage of their total assets. The proposed revision also eliminates the prohibition on mortgaging, pledging or hypothecating Fund securities and it eliminates the explicit requirement that any borrowings that come to exceed 33 1/3% of a Fund's assets (for Energy Fund, Environmental Services Fund, and Gold Fund) or 10% of a Fund's assets (for Financial Services Fund, Health Sciences Fund, Leisure Fund, Technology Fund--Class II, and Utilities Fund) by reason of a decline in total assets be reduced within three business days.

  If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:

   The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of [the fundamental limitation on borrowing] (above).

  The non-fundamental restriction reflects each Fund's current policy that borrowing by a Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted in each Fund's current restriction, the non-fundamental restriction permits each Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. A Fund would not be able to do so, however, unless it obtains permission for such borrowings from the SEC. The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in each Fund's non-fundamental restriction, will maximize each Fund's flexibility for future contingencies.

c. Modification of fundamental restriction on investing in commodities and elimination of fundamental restriction and adoption of non-fundamental restriction for Gold Fund on investing in gold bullion

  Each Fund currently has the following fundamental restriction on the purchase of commodities:

   The Fund may not buy or sell commodities or commodities contracts (however, the Fund may purchase securities of companies which invest in the foregoing). The Environmental Services Fund also may not buy or sell oil, gas or other mineral interests or exploration programs (however, the Environmental Services Fund may purchase securities of companies which invest in the foregoing). This shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward currency contracts. This restriction shall not prevent the Gold Fund from investing up to 10% of its total assets in gold bullion.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. This restriction shall not prevent Gold Fund from investing in gold bullion.

  If the proposed revision is approved by shareholders of the Gold Fund, the Board will adopt a non-fundamental restriction for the Gold Fund as follows:

   The restriction on purchasing or selling physical commodities shall not prevent the Gold Fund from investing up to 10% of its total assets in gold bullion.

  The Board believes that the proposed elimination of the fundamental restriction and the subsequent adoption of the non-fundamental restriction will maximize the Gold Fund's flexibility for future contingencies.

  The Environmental Services Fund currently is prohibited from buying or selling oil, gas or other mineral interests or exploration programs. Investment in such interests used to be prohibited by state regulations. Because those state regulations are no longer applicable, the Board recommends that shareholders vote to eliminate this fundamental restriction to provide for greater investment flexibility.

  The proposed changes are also intended to conform the restriction to those of the other INVESCO Funds and ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental restrictions of a Fund would not permit investment in one or more of the permitted transactions.

d. Elimination of fundamental restriction on purchasing restricted securities and adoption of non-fundamental restriction on investing in illiquid securities

  Each Fund's current fundamental restriction on investment in restricted securities is as follows:

   The Fund may not purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with restricted securities and securities for which there are no readily available market quotations, would constitute more than 10% of total assets.

  The Board recommends that shareholders vote to eliminate this restriction. If the proposal is approved, the Board will adopt the following non-fundamental restriction:

   The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of the Funds to those of the other INVESCO Funds. Currently, each Fund's fundamental restriction limits investment in restricted securities. The proposed non-fundamental restriction would clarify that the Funds may invest in illiquid securities and it would restrict investment in such securities to 15% of each Fund's net assets as permitted under the 1940 Act, as opposed to 10% of total assets. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the non-fundamental restriction will make the restriction more accurately reflect market conditions and will maximize each Fund's flexibility for future contingencies. The Board may delegate to INVESCO, the Funds' investment adviser, the authority to determine whether a security is liquid for the purposes of this fundamental restriction.

e. Elimination of fundamental restriction on short sales and margin purchases and adoption of non-fundamental restriction on short sales and margin purchases

  Each Fund's current fundamental restriction on selling short and buying on margin is as follows:

   The Fund may not sell short or buy on margin. This restriction shall not prevent the Fund from purchasing or selling options on futures, or writing, purchasing, or selling puts and calls.

  The Board recommends that shareholders vote to eliminate this fundamental restriction. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction for each Fund:

   The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes clarify the wording of the restriction and expand the exceptions to the restriction, which generally prohibits a Fund from selling securities short or buying securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental restriction permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits a Fund to borrow a security on a short-term basis and to enter into short positions and make margin payments in a variety of financial instruments. The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide the Funds with greater investment flexibility.

f. Modification of fundamental restriction on real estate investment

  Each Fund's current fundamental restriction on real estate investment is as follows:

   The Fund may not buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold).

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  In addition to conforming each Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment more completely describes the types of real estate-related securities investments that are permissible for the Funds and permits the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which a Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give each Fund the ability to invest in assets secured by real estate.

g. Modification or adoption of fundamental restriction and adoption of non-fundamental restriction on investing in another investment company

  Each Fund (except Technology Fund--Class I) currently has the following fundamental restriction regarding investment in another investment company:

   The Fund may not invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

  The Board recommends that shareholders of each Fund except Technology Fund-- Class I vote to replace this restriction with the following fundamental restriction and that shareholders of Technology Fund--Class I, which currently does not have a fundamental restriction regarding investing in another investment company, vote to adopt the following fundamental restriction:

   The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

  The proposed revision (and the proposed adoption in the case of Technology Fund--Class I) will ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by a Fund. The proposed revision would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

  If the proposed revision is approved, the Board will adopt a non-fundamental restriction for each Fund as follows:

   The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

  The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, each Fund's fundamental restriction is much more limiting than the restrictions imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

h. Elimination of fundamental restriction on investing in companies for the purpose of exercising control or management

  Each Fund's current fundamental restriction regarding investing in companies for the purpose of exercising control or management is as follows:

  The Fund may not invest in any company for the purpose of exercising control or management.

  The Board recommends that shareholders of each Fund vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Funds have no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of a Fund and its shareholders.

i. Modification of fundamental restriction on underwriting securities

  Each Fund's current fundamental restriction on underwriting securities is as follows:

   The Fund may not engage in the underwriting of any securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

   The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

  The primary purpose of the proposal is to eliminate minor differences in the wording of the Funds' current fundamental restrictions on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds.

j. Modification of fundamental restriction on loans

  Each Fund's current fundamental restriction on loans is as follows:

   The Fund may not make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Fund, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33 1/3% of the Fund's total assets (taken at current value). No more than 10% of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

  The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

   The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

  The primary purpose of the proposal is to eliminate the restriction regarding repurchase agreements and to conform to 1940 Act requirements regarding the lending of securities. The Funds' ability to invest in repurchase agreements maturing in more than seven days will be restricted in accordance with the non-fundamental restriction on investment in illiquid securities, discussed in 2.d., above. The Board believes that the adoption of the proposed fundamental restriction is no more limiting than is required under the 1940 Act. In addition, the Board believes the proposal will provide greater flexibility, maximize each Fund's lending capabilities and conform to the fundamental restrictions of other INVESCO Funds on the lending of Fund securities.

k. Elimination of fundamental restriction on Fund ownership of securities also owned by directors and officers of each Fund or its investment adviser

  Each Fund's current fundamental restriction concerning Fund ownership of securities also owned by directors and officers of each Fund or its investment adviser is as follows:

   The Fund may not purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities.

  The Board recommends the elimination of this fundamental restriction. Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Funds, as well as by each Fund's other investment policies. Specifically, to the extent this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome because the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act. Because this restriction does not provide any additional protections to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to a Fund, the Board recommends that this restriction be eliminated.

l. Modification of fundamental restriction on issuer diversification

  Each Fund's current fundamental restriction on issuer diversification is as follows:

   The Fund may not, with respect to seventy-five percent (75%) of the Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

  The Board recommends that this restriction be replaced with the following fundamental restriction:

   The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The primary purpose of the modification is to revise each Fund's fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds. In addition, the proposal would provide each Fund's managers with greater investment flexibility because it would allow a Fund to invest in other investment companies, to the extent permitted by the 1940 Act. The ability of mutual funds to invest in other investment companies currently is generally restricted by rules under the 1940 Act, including a rule limiting all such investments to 10% of the mutual fund's total assets and investment in any one investment company to an aggregate of 5% of the value of the investing fund's total assets and 3% of the total outstanding voting stock of the acquired investment company.

m. Elimination of fundamental restriction on investing in securities of newly formed issuers

  Each Fund's current fundamental restriction on investing in the securities of newly formed issuers is as follows:

   The Fund may not invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

  The Board recommends the elimination of this fundamental restriction. This restriction is derived from a state "blue sky" requirement that has been preempted by recent amendments of the federal securities laws. Companies with less than three years of continuous operation are typically referred to as newly formed issuers or "unseasoned issuers." Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. The Board believes that elimination of the fundamental restriction will provide the Funds with greater investment flexibility. If this proposed revision is approved, each Fund could invest in the securities of newly formed issuers, in accordance with that Fund's investment objective, policies and limitations.

n. Elimination of fundamental restriction on industry concentration (Technology Fund--Class I and Class II only)

  The Technology Fund--Class I's and Class II's current fundamental restriction on industry concentration is as follows:

   The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry.

  The Board of Directors recommends the elimination of this fundamental restriction. The elimination of this restriction would give the Fund greater investment flexibility by permitting it to acquire larger positions in the securities of issuers in particular areas of the technology industry, consistent with its investment objective and strategies as a sector fund. This increased flexibility could provide opportunities to enhance the Fund's performance. Investing a larger percentage of the Fund's assets in a single industry sector increases the Fund's exposure to risks associated with an investment in that particular industry sector.

  Required Vote. Approval of Proposal 2 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of
(1) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (2) more than 50% of the outstanding shares of that Fund. Shareholders who vote "for" Proposal 2 will vote "for" each proposed change described above. Those shareholders who wish to vote against any of the specific proposed changes described above may do so on the proxy provided.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

              PROPOSAL 3: TO ELECT THE DIRECTORS OF SECTOR FUNDS

  The Board has nominated the individuals identified below for election to the Board at the Meeting. Sector Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of Sector Funds' by-laws, and as permitted by Maryland law, Sector Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

  All of the Independent Directors now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

  The persons named as attorneys-in-fact in the enclosed proxy have advised Sector Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

  The nominees for director, their ages, a description of their principal occupations, the number of Sector Funds' shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                                          Number of
                                                                       Company Shares
                                                       Director or   Beneficially Owned
                          Principal Occupation and      Executive        Directly or
 Name, Position with     Business Experience (during   Officer of       Indirectly on      Member of
   Company, and Age         the past five years)      Company Since December 31,  1998(1)  Committee
-----------------------------------------------------------------------------------------------------
Charles W. Brady,       Chief Executive Officer and       1993                   0        (3),(5),(6)
Chairman of the Board,  Director of AMVESCAP PLC
Age 63*                 London, England, and of
                        various subsidiaries
                        thereof. Chairman of the
                        Board of INVESCO Global
                        Health Sciences Fund.

Fred A. Deering,        Trustee of INVESCO Global         1993            142.9830        (2),(3),(5)
Vice Chairman of the    Health Sciences Fund.
Board,                  Formerly, Chairman of the
Age 71                  Executive Committee and
                        Chairman of the Board of
                        Security Life of Denver
                        Insurance Company, Denver,
                        Colorado; Director of ING
                        American Holdings Company,
                        and First ING Life Insurance
                        Company of New York.

Mark H. Williamson,     President, Chief Executive        1998                   0          (3),(5)
President, Chief        Officer, and Director,
Executive Officer and   INVESCO Distributors Inc.;
Director,               President, Chief Executive
Age 47*                 Officer, and Director,
                        INVESCO; President, Chief
                        Operating Officer, and
                        Trustee, INVESCO Global
                        Health Sciences Fund.
                        Formerly, Chairman of the
                        Board and Chief Executive
                        Officer, NationsBanc
                        Advisors, Inc. (1995-1997);
                        Chairman of the Board,
                        NationsBanc Investments,
                        Inc. (1997-1998).

Dr. Victor L. Andrews,  Professor Emeritus, Chairman      1993            142.9830        (4),(6),(8)
Director, Age 68        Emeritus and Chairman of the
                        CFO Roundtable of the
                        Department of Finance at
                        Georgia State University,
                        Atlanta, Georgia; and
                        President, Andrews Financial
                        Associates, Inc. (consulting
                        firm). Formerly, member of
                        the faculties of the Harvard
                        Business School and the
                        Sloan School of Management
                        of MIT. Dr. Andrews is also
                        a Director of the Sheffield
                        Funds, Inc.

                                                                         Number of
                                                                      Company Shares
                                                      Director or   Beneficially Owned
                         Principal Occupation and      Executive        Directly or
 Name, Position with    Business Experience (during   Officer of       Indirectly on      Member of
   Company, and Age        the past five years)      Company Since December 31,  1998(1)  Committee
----------------------------------------------------------------------------------------------------
 Bob R. Baker,         President and Chief               1993            142.9830        (3),(4),(5)
 Director, Age 62      Executive Officer of AMC
                       Cancer Research Center,
                       Denver, Colorado, since
                       January 1989; until December
                       1988, Vice Chairman of the
                       Board, First Columbia
                       Financial Corporation,
                       Englewood, Colorado.
                       Formerly, Chairman of the
                       Board and Chief Executive
                       Officer of First Columbia
                       Financial Corporation.

 Lawrence H. Budner,   Trust Consultant. Prior to        1993            990.9300        (2),(6),(7)
 Director, Age 68      June 1987, Senior Vice
                       President and Senior Trust
                       Officer, InterFirst Bank,
                       Dallas, Texas.

 Dr. Wendy Lee Gramm,  Self-employed (since 1993).       1997            527.5550          (4),(8)
 Director, Age 54      Professor of Economics and
                       Public Administration,
                       University of Texas at
                       Arlington. Formerly,
                       Chairman, Commodities
                       Futures Trading Commission
                       (1988-1993); Administrator
                       for Information and
                       Regulatory Affairs, Office
                       of Management and Budget
                       (1985-1988); Executive
                       Director, Presidential Task
                       Force on Regulatory Relief;
                       Director, Federal Trade
                       Commission's Bureau of
                       Economics. Director of the
                       Chicago Mercantile Exchange;
                       Enron Corporation; IBP,
                       Inc.; State Farm Insurance
                       Company; Independent Women's
                       Forum; International
                       Republic Institute; and the
                       Republican Women's Federal
                       Forum.

                                                                      Number of
                                                                   Company Shares
                                                   Director or   Beneficially Owned
  Name, Position      Principal Occupation and      Executive        Directly or
       with          Business Experience (during   Officer of       Indirectly on
 Company, and Age       the past five years)      Company Since December 31,  1998(1) Member of Committee
---------------------------------------------------------------------------------------------------------
 Kenneth T. King,   Presently retired. Formerly,      1993            142.9830        (2),(3),(5),(6),(7)
 Director, Age 73   Chairman of the Board, The
                    Capitol Life Insurance
                    Company, Providence
                    Washington Insurance
                    Company, and Director of
                    numerous U.S. subsidiaries
                    thereof. Formerly, Chairman
                    of the Board, The Providence
                    Capitol Companies in the
                    United Kingdom and Guernsey.
                    Until 1987, Chairman of the
                    Board, Symbion Corporation.

 John W. McIntyre,  Presently retired. Formerly,      1995            142.9830          (2),(3),(5),(7)
 Director, Age 68   Vice Chairman of the Board,
                    The Citizens and Southern
                    Corporation; Chairman of the
                    Board and Chief Executive
                    Officer, The Citizens and
                    Southern Georgia
                    Corporation; Chairman of the
                    Board and Chief Executive
                    Officer, The Citizens and
                    Southern National Bank.
                    Trustee of INVESCO Global
                    Health Sciences Fund, Gables
                    Residential Trust,
                    Employee's Retirement System
                    of Georgia, Emory
                    University, and J.M. Tull
                    Charitable Foundation;
                    Director of Kaiser
                    Foundation Health Plan of
                    Georgia, Inc.

 Dr. Larry Soll,    Presently retired. Formerly,      1997            1,543.63              (4),(8)
 Director, Age 56   Chairman of the Board (1987-
                    1994), Chief Executive
                    Officer (1982-1989 and 1993-
                    1994) and President (1982-
                    1989) of Synergen, Inc.
                    Director of Synergen, Inc.
                    since incorporation in 1982.
                    Director of Isis
                    Pharmaceuticals, Inc.
                    Trustee of INVESCO Global
                    Health Sciences Fund.

* Because of his affiliation with INVESCO, with the Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Sector Funds as that term is defined in the 1940 Act.

  (1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

  (2) Member of the Audit Committee

  (3) Member of the Executive Committee

  (4) Member of the Management Liaison Committee

  (5) Member of the Valuation Committee

  (6) Member of the Compensation Committee

  (7) Member of the Soft Dollar Brokerage Committee

  (8) Member of the Derivatives Committee

  The Board has audit, management liaison, soft dollar brokerage and derivatives committees, consisting of Independent Directors, and compensation, executive and valuation committees, consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of Sector Funds. This committee reviews the accounting principles being applied by Sector Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Sector Funds' business, except for certain powers which, under applicable law and/or Sector Funds' by-laws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Sector Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Funds. The committee monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

  Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairman of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.

  During the past fiscal year, the Board met four times, the audit committee met four times, the compensation committee met once, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met once. The executive committee did not meet. During Sector Funds' last fiscal year, each director attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

  The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by a Fund's shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to each Fund's shareholders.

  The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                              COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT
                   FISCAL YEAR BY SECTOR FUNDS TO DIRECTORS

                                                                                                             Total
                                                                                                          Compensation
                                                                                                          from Sector
                                                                                                           Funds and
                                                                             Pension or                   the other 14
                                                           Aggregate         Retirement       Estimated     INVESCO
                                                          Compensation    Benefits Accrued     Annual      Funds Paid
                                                          from Sector    as Part of Sector  Benefits Upon      to
                Name of Person, Position                    Funds(1)     Funds' Expenses(2) Retirement(3) Directors(1)
                ------------------------                  ------------   ------------------ ------------- ------------
Fred A. Deering, Vice Chairman of the Board and Director    $ 18,066          $10,018          $ 6,429      $103,700
Dr. Victor L. Andrews, Director                             $ 17,422          $ 9,467          $ 7,442      $ 80,350
Bob R. Baker, Director                                      $ 18,311          $ 8,454          $ 9,973      $ 84,000
Lawrence H. Budner, Director                                $ 16,934          $ 9,467          $ 7,442      $ 79,350
Daniel D. Chabris(4), Director                              $ 17,581          $10,234          $ 5,553      $ 70,000
Dr. Wendy L. Gramm, Director                                $ 16,350          $     0          $     0      $ 79,000
Kenneth T. King, Director                                   $ 15,966          $10,404          $ 5,831      $ 77,050
John W. McIntyre, Director                                  $ 16,606          $     0          $     0      $ 98,500
Dr. Larry Soll, Director                                    $ 16,606          $     0          $     0      $ 96,000
                                                            --------          -------          -------      --------
TOTAL                                                       $153,842          $58,044          $42,670      $767,950
                                                            ========          =======          =======      ========
AS A PERCENTAGE OF
NET ASSETS                                                    0.0035%(5)       0.0013%(5)                     0.0035%(6)

--------
(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director effective September 30, 1998.
(5) Total as a percentage of the Funds' net assets as of October 31, 1998.

(6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.

  Sector Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. Sector Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Sector Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Sector Funds or other INVESCO Funds for their services as directors.

  The overall direction and supervision of each Fund is the responsibility of the Board, which has the primary duty of ensuring that each Fund's general investment policies and programs are adhered to and that each Fund is properly administered. The officers of each Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Funds. The investment adviser for a Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of INVESCO.

  All of the officers and directors of Sector Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc., INVESCO Value Trust, and INVESCO Treasurer's Series Trust ("INVESCO Funds").

  The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. Sector Funds has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

  The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain

--------

  Required Vote. Election of each nominee as a director of Sector Funds requires the affirmative vote of a plurality of votes cast at the Meeting in person or by proxy.

    THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS
       THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 3.

 PROPOSAL 4: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Sector Funds, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

  Required Vote. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                 INFORMATION CONCERNING ADVISER, SUB-ADVISER,
                     DISTRIBUTOR AND AFFILIATED COMPANIES

  INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and Sector Funds. INVESCO Distributors, Inc. ("IDI"), a Delaware corporation that serves as each Fund's distributor, is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC(/1/). The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion as of December 31, 1998.

  The principal executive officers and directors of INVESCO and their principal occupations are:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; and Charles P. Mayer, Senior Vice President and Director, also, Senior Vice


(/1/) The intermediary companies between INAH and AMVESCAP PLC are as follows:
INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.

President and Director of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  Pursuant to an Administrative Services Agreement between Sector Funds and INVESCO, INVESCO provides administrative services to Sector Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended October 31, 1998, Sector Funds paid INVESCO, which also serves as Sector Funds' registrar, transfer agent and dividend disbursing agent, total compensation of $11,866,418 and administrative fees for such services.

                                OTHER BUSINESS

  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                            SHAREHOLDERS PROPOSALS

  Sector Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Sector Funds, 7800 East Union Avenue, Denver, Colorado 80237. Sector Funds has not received any shareholder proposals to be presented at this Meeting.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne
                                        -----------------
                                        Glen A. Payne
                                        Secretary

March 23, 1999

                                  APPENDIX A

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.

                                                        Amount and
                                                         Nature of
Name and Address                                         Ownership    Percent
----------------                                      --------------- -------

           Beneficial owners of 5% or more of Energy Fund
           ----------------------------------------------
Charles Schwab & Co. Inc.                             4,539,708.5230  38.79%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     673,352.3660     5.75%
The Exclusive Benefit of Customers                    Record
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate-Recon
New York, NY 10281-5500

   Beneficial owners of 5% or more of Environmental Services Fund
   --------------------------------------------------------------
Charles Schwab & Co. Inc.                             388,388.7450    23.03%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

    Beneficial owners of 5% or more of Financial Services Fund
    -----------------------------------------------------------
Charles Schwab & Co. Inc.                             15,344,854.4230 31.59%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     2,617,027.2850   5.39%
The Exclusive Benefit of Customers                    Record
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate-Recon
New York, NY 10281-5500

           Beneficial owners of 5% or more of Gold Fund
           ---------------------------------------------
Charles Schwab & Co. Inc.                             15,719,662.9660 29.65%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                                                        Amount and
                                                         Nature of
Name and Address                                         Ownership    Percent
----------------                                      --------------- -------
      Beneficial owners of 5% or more of Health Sciences Fund
      --------------------------------------------------------
Charles Schwab & Co. Inc.                             7,313,833.7560   26.73%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     1,543,749.9830    5.64%
The Exclusive Benefit of Customers                    Record
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate-Recon
New York, NY 10281-5500

          Beneficial owners of 5% or more of Leisure Fund
          ------------------------------------------------
Charles Schwab & Co. Inc.                             2,422,304.1980   25.93%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

    Beneficial owners of 5% or more of Technology Fund-Class I
    -----------------------------------------------------------
State Street Global Adv. Trust                        6,484,233.3820  100.00%
Boeing Company Master Trust                           Record
105 Rosemont Avenue
Westwood, MA 02090-2318

    Beneficial owners of 5% or more of Technology Fund-Class II
    ------------------------------------------------------------
Charles Schwab & Co. Inc.                             10,100,916.8800  32.10%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

         Beneficial owners of 5% or more of Utilities Fund
         --------------------------------------------------
Charles Schwab & Co. Inc.                             4,652,217.1870   40.15%
Special Custody Account for the Exclusive Benefit of
 Customers                                            Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                                  APPENDIX B

                      PLAN OF LIQUIDATION AND TERMINATION

                      INVESCO ENVIRONMENTAL SERVICES FUND

  THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by INVESCO Sector Funds, Inc., a Maryland open-end investment company ("Corporation"), with respect to INVESCO Environmental Services Fund, a segregated portfolio of assets ("series") thereof ("Fund").

  WHEREAS, the Corporation's board of directors ("Board") has determined that liquidation and termination of the Fund is in the best interests of the Corporation and the Fund and accordingly has adopted this Plan;

  WHEREAS, Article First, Section Fifth, Paragraph (4), of the Corporation's Articles of Restatement of the Articles of Incorporation, the Board may redeem shares of any series of stock from its shareholders; and

  WHEREAS, liquidation of the Fund as a series of the Corporation requires the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares ("Required Vote").

  NOW THEREFORE, this Plan shall be effective upon receipt of the Required
Vote.

  ARTICLE I. Actions to Be Taken Prior to Liquidation

  (a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.

  (b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and
(viii) do all other acts necessary or appropriate to wind up the Fund's business.

  (c) As directed by the Board, the Corporation shall make one or two liquidating distributions to the Fund's shareholders of record as of the date of the Required Vote (individually a "Shareholder" and collectively "Shareholders") in cancellation and redemption of their Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of Fund shares held thereby.

  ARTICLE II. Filings with the State of Maryland

  (a) The Board shall authorize the appropriate parties to file for and obtain
(i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for and (ii) if the Fund has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contribution, reimbursement payments, and interest have been paid or provided for.

  (b) Upon cancellation of the Fund shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Fund and decrease, by an identical amount, the aggregate number of shares of stock the Corporation has authority to issue.

  ARTICLE III. Liquidation Procedures

  (a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund shares.

  (b) On the date of the Required Vote, the interest of each Shareholder shall be fixed and the books of the Funds shall be closed.

  (c) As soon as reasonably practicable after (1) the Required Vote, (2) paying or adequately providing for the payment of all Fund liabilities, and
(3) receipt of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) distributions of cash payments, with each Shareholder receiving his, her, or its proportionate share of each payment, in cancellation and redemption of his, her, or its Fund shares.

  (d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of Fund shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the Shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

  ARTICLE IV. Amendment of this Plan

  The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund shares and the liquidation and termination of the Fund's existence.

  ARTICLE V. Expenses

  The Fund shall bear 50% of all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence, and the remaining 50% will be borne by INVESCO Funds Group, Inc.

[Name and Address]


                              INVESCO ENERGY FUND
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Energy Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark
H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                              INVESCO ENERGY FUND
                           INVESCO SECTOR FUNDS, INC.



Vote on Directors                                     FOR       WITHHOLD          FOR ALL
                                                      ALL          ALL            EXCEPT
                                                      [_]          [_]             [_]
3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;


Vote On Proposals

                                                      FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]

2. Approval of changes to the fundamental investment restrictions;

   [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.
   If you choose to vote differently on
   individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.


                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



-----------------------------------------------------------------    -----------------------------------
Signature                                                            Date

-----------------------------------------------------------------    -----------------------------------
Signature (Joint Owners)                                             Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.



2.  _________________________________________________________________

[Name and Address]


                      INVESCO ENVIRONMENTAL SERVICES FUND
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Environmental Services Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      INVESCO ENVIRONMENTAL SERVICES FUND
                           INVESCO SECTOR FUNDS, INC.




Vote on Directors                                     FOR        WITHHOLD        FOR ALL
                                                      ALL           ALL           EXCEPT
                                                      [_]           [_]             [_]
3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;


Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
1.  Approval of a Plan to liquidate the assets of
    the Fund and terminate the Fund;
                                                      FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]


2. Approval of changes to the fundamental investment restrictions;

   [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.



                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



------------------------------------------------------------------   ----------------------------------------------
Signature                                                            Date

------------------------------------------------------------------   ----------------------------------------------
Signature (Joint Owners)                                             Date



[Back]
To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.


2.  _____________________________

[Name and Address]


                        INVESCO FINANCIAL SERVICES FUND
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Financial Services Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                        INVESCO FINANCIAL SERVICES FUND
                           INVESCO SECTOR FUNDS, INC.

Vote on Directors                                     FOR         WITHHOLD         FOR ALL
                                                      ALL           ALL            EXCEPT
                                                      [_]           [_]              [_]

3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]
2.  Approval of changes to the fundamental
    investment restrictions;

    [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X"
    IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card.
    If you choose to vote the same on all
    restrictions pertaining to your fund, telephone and Internet voting are available.

                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]

4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



-----------------------------------------------------------------    -----------------------------------------------
Signature                                                            Date

-----------------------------------------------------------------    -----------------------------------------------
Signature (Joint Owners)                                             Date



[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.


2.  ___________________________________

                               INVESCO GOLD FUND
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Gold Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark
H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                               INVESCO GOLD FUND
                           INVESCO SECTOR FUNDS, INC.

Vote on Directors                                     FOR        WITHHOLD         FOR ALL
                                                      ALL           ALL            EXCEPT
                                                      [_]           [_]             [_]
3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]
2.  Approval of changes to the fundamental
    investment restrictions;

    [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X"
    IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



------------------------------------------------------------------   ----------------------------------------------
Signature                                                            Date

------------------------------------------------------------------   ----------------------------------------------
Signature (Joint Owners)                                             Date



[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.


2.  _______________________________

[Name and Address]


                          INVESCO HEALTH SCIENCES FUND
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Health Sciences Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          INVESCO HEALTH SCIENCES FUND
                           INVESCO SECTOR FUNDS, INC.

Vote on Directors                                     FOR         WITHHOLD        FOR ALL
                                                      ALL           ALL            EXCEPT
                                                      [_]           [_]             [_]

3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;


Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]
2.  Approval of changes to the fundamental
    investment restrictions;

    [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card.
    If you choose to vote the same on all
    restrictions pertaining to your fund,
    telephone and Internet voting are available.


                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



----------------------------------------------------------------     ---------------------------------------------
Signature                                                            Date

----------------------------------------------------------------     ---------------------------------------------
Signature (Joint Owners)                                             Date



[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.



2.  ______________________________

[Name and Address]


                              INVESCO LEISURE FUND
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Leisure Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark
H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                              INVESCO LEISURE FUND
                           INVESCO SECTOR FUNDS, INC.

Vote on Directors                                     FOR        WITHHOLD         FOR ALL
                                                      ALL           ALL            EXCEPT
                                                      [_]           [_]             [_]
3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]

2.  Approval of changes to the fundamental
    investment restrictions;

    [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.




-----------------------------------------------------------------    ------------------------------------------------
Signature                                                            Date

-----------------------------------------------------------------    ------------------------------------------------
Signature (Joint Owners)                                             Date



[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.


2.  _______________________________

[Name and Address]


                       INVESCO TECHNOLOGY FUND - CLASS I
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Technology Fund - Class I, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       INVESCO TECHNOLOGY FUND - CLASS I
                           INVESCO SECTOR FUNDS, INC.

Vote on Directors                                     FOR         WITHHOLD        FOR ALL
                                                      ALL           ALL            EXCEPT
                                                      [_]           [_]             [_]
3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]

2. Approval of change to fundamental investment restriction 2(g): adoption of fundamental restriction and non-fundamental restriction on investing in another investment company;

                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.




----------------------------------------------------------------     ---------------------------------------------------
Signature                                                            Date

----------------------------------------------------------------     ---------------------------------------------------
Signature (Joint Owners)                                             Date

[Name and Address]


                       INVESCO TECHNOLOGY FUND - CLASS II
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Technology Fund - Class II, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       INVESCO TECHNOLOGY FUND - CLASS II
                           INVESCO SECTOR FUNDS, INC.

Vote on Directors                                     FOR         WITHHOLD        FOR ALL
                                                      ALL           ALL            EXCEPT
                                                      [_]           [_]             [_]
3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]
2.  Approval of changes to the fundamental
    investment restrictions;

    [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.
    If you choose to vote differently on
    individual restrictions, you must mail
    in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.




---------------------------------------------------------------      ---------------------------------------------
Signature                                                            Date

---------------------------------------------------------------      ---------------------------------------------
Signature (Joint Owners)                                             Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.



                                         2.  _______________________________

                             INVESCO UTILITIES FUND
                           INVESCO SECTOR FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Sector Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Utilities Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark
H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             INVESCO UTILITIES FUND
                           INVESCO SECTOR FUNDS, INC.

Vote on Directors                                     FOR         WITHHOLD        FOR ALL
                                                      ALL           ALL            EXCEPT
                                                      [_]           [_]             [_]

3.  Election of the Company's Board of                                                           To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [_]           [_]             [_]

2.  Approval of changes to the fundamental
    investment restrictions;

    [_] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                      FOR         AGAINST         ABSTAIN
                                                      [_]           [_]             [_]
4.  Ratification of the selection of
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.




-----------------------------------------------------------------    ------------------------------------------------------
Signature                                                            Date

-----------------------------------------------------------------    ------------------------------------------------------
Signature (Joint Owners)                                             Date



[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.



2.  ________________________________

March 23, 1999

Dear Environmental Services Fund Shareholder:

Enclosed with this letter you will find an important proxy statement for the upcoming shareholder meeting on May 20. The main reason for this meeting is so that you and the other investors in INVESCO Environmental Services Fund can vote on a proposal by management to liquidate your Fund.

It's important to us that you understand why we are recommending this step - which we believe is in your best interests as an investor. Here are answers to some questions you may have about this proposal:

Why is INVESCO proposing this liquidation?

We value our relationship with you -- and we won't offer an investment we don't believe provides you with the potential you deserve. The reasons for the proposal are explained in more detail in the enclosed proxy statement, but they can be summed up as investment outlook and cost.

We introduced this Fund because we believed there were significant opportunities for aggressive investors who wished to target this sector. In the years since the Fund's introduction, however, the market and regulatory climates have changed, decreasing attractive investments in this sector. While there are solid values still to be found in environmental-related stocks, it is difficult to justify a mutual fund which invests primarily in these securities.

In addition, because of the limited potential, we have simply been unable to attract enough shareholders and assets to run this Fund efficiently on your behalf. Small funds tend to have higher expense ratios, shared by relatively few investors. It does not make economic sense for either our shareholders or INVESCO to keep managing Environmental Services Fund.

For the foreseeable future, the investment risks and costs may simply outweigh the potential long-term rewards. Aggressive investors may be better served by choosing sector funds which focus on other groups of industries with stronger potential.

What happens if shareholders decide in favor of liquidation?

If that happens, the Fund's net assets will be distributed among the remaining shareholders on the liquidation date following the shareholder meeting. You may decide your best investment choice is to exchange your shares into another INVESCO fund on or before that date. You may wish to consult your financial advisor about this important decision.

INVESCO offers numerous aggressive growth opportunities, including other sector funds. For example, you might consider INVESCO Health Sciences Fund. Like Environmental Services Fund, it targets a specific market sector to seek higher returns over time. Like any sector fund, Health Sciences Fund may be more volatile than diversified stock funds. However, it also offers considerable opportunity for strong long-term performance - for the 12 months ended 12/31/98, it had a total return of 43.40%; for the five- and 10-year periods, average annualized returns of 24.87% and 24.88%, respectively. (Of course, past performance is not a guarantee of future results.)*

Or, if you are not ready to make a long-term investment decision, INVESCO Cash Reserves Fund may be a good place to "park" your cash temporarily. (An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although this fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.)

You may obtain more information about your INVESCO fund choices, including management fees, expenses, and risks, by calling 1-800-646-8372 for a free prospectus, or consult your financial advisor. Please read the prospectus carefully before you invest or send money. We also encourage you to visit our Web site for prospectuses and current information about all of our funds, including performance figures and updates from the portfolio managers: www.invesco.com.

If you are still an investor in Environmental Services Fund on the liquidation date, you will automatically receive a check for the value of the shares which you owned on that date.

If the fund liquidates, will there be tax consequences for me?

In order to liquidate, the Fund will sell all of its holdings. This may result in capital gain distributions to shareholders, which are usually taxable if your investment is not in a tax-advantaged account (like an IRA or other retirement plan). In addition, the final price per share of the Fund may be more or less than you originally paid for your shares; if more, then you may have taxable gains there as well.

And, as always, if you exchange into another fund, that is considered a sale and may have tax consequences.

You should consult your own tax advisor about how a liquidation might affect you, given your personal circumstances.

What does the fund's Board of Directors recommend?

The Board believes you should vote in favor of the liquidation. More important, though, the directors recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of Environmental Services Fund shares will be represented at the shareholders meeting.

I hope this has helped you in better understanding why we are making this proposal. If you have any questions, I encourage you to call us at 1-800-646-8372, and one of our Investor Specialists will assist you.


Sincerely,

/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman & CEO, INVESCO Funds

P.S. Remember that you have two decisions to make very soon: How to vote on the enclosed proxy, and how to invest if the Fund does liquidate. If we can provide you with any information to make those choices easier, please call us.

*Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.